Exhibit 16

                                POWER OF ATTORNEY

    I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Daniel T. Geraci, Tracy L. Rich and Kevin
J. Carr, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements, amendments thereto, including without limitation a Registration Statement on Form N-14, and such other filings as may be appropriate with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                               Phoenix Series Fund

    I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

    I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

    WITNESS my hand and seal on this 12th day of April, 2006.



                                           /s/ Harry Dalzell-Payne
    ---------------------------------      -------------------------------
    E. Virgil Conway, Trustee              Harry Dalzell-Payne, Trustee

                                           /s/ Francis E. Jeffries,
    ---------------------------------      -------------------------------
    S. Leland Dill, Trustee                Francis E. Jeffries, Trustee

                                           /s/ Marilyn E. LaMarche,
    ---------------------------------      -------------------------------
    Dr. Leroy Keith, Jr., Trustee          Marilyn E. LaMarche, Trustee

    /s/ Philip R. McLoughlin               /s/ Geraldine M. McNamara,
    ---------------------------------      -------------------------------
    Philip R. McLoughlin, Trustee          Geraldine M. McNamara, Trustee

    /s/ Everett L. Morris
    ---------------------------------      -------------------------------
    Everett L. Morris, Trustee             James M. Oates, Trustee

                                           /s/Richard E. Segerson
    ---------------------------------      -------------------------------
    Donald B. Romans, Trustee              Richard E. Segerson, Trustee